UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2016

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
(a) On January 11, 2016 at 10:30 a.m. Pacific time, the Company will present at the J.P. Morgan 34th Annual Healthcare conference. Investors are invited to listen to the investor meeting via a live, audio webcast on the Company's website and view a copy of the investor presentation at www.centene.com, under the Investors section.
During it’s presentation, the Company will confirm its 2015 and 2016 guidance that was previously announced at it’s Investor Day in New York on December 18, 2015. A copy of that guidance can be found on the Company’s investor relations website here: http://www.centene.com/wp-content/uploads/2015/12/2016FinancialGuidanceInvestorMeeting_121815.pdf. No other information on the Company’s website is incorporated into this report.
Such guidance constitutes forward-looking statements for the purposes of the Safe Harbor provision under the Private Securities Litigation Reform Act of 1995. We wish to caution you that such statements are just predictions and actual events or results may differ materially. We refer you to the annual report on Form 10-K and the quarterly report on Form 10-Q that the Company filed with the SEC on February 23, 2015 and October 27, 2015, respectively. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements.
The Company undertakes no obligation to update its earnings guidance, other than as part of its quarterly or yearly earnings disclosure, and that silence on guidance by the Company or Company officials should not be interpreted that guidance has or has not changed.
The information contained in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
ITEM 7.01. REGULATION FD DISCLOSURE
The disclosure set forth in Item 2.02 is incorporated into this Item 7.01.
ITEM 8.01. OTHER EVENTS
In accordance with guidance provided by the SEC regarding the use of company websites and social media channels to disclose material information to the public, Centene wishes to notify investors, media, and other interested parties that it intends to use its investor relations website (http://www.centene.com/investors) to publish important information about the Company, including information that may be deemed material to investors. Centene encourages investors, media, and other interested parties to review the information Centene may publish through its website as described above, in addition to the Company's SEC filings, press releases, conference calls, and webcasts.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	January 11, 2016	By:	/s/ William N. Scheffel
William N. Scheffel Executive Vice President & Chief Financial Officer